Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Income Taxes

(9) Income Taxes

The Company is subject to U.S. federal income tax, state income tax and various foreign income taxes. The effective income tax rate for the nine months ended September 30, 2012 reflects various foreign income taxes and the non-realizable net deferred tax assets in the U.S. In assessing the Company’s ability to realize the future benefit associated with its deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets may not be realized. The ultimate realization is dependent on the generation of taxable income within the periods that those temporary differences become deductible. The Company has not recorded a valuation allowance for its non U.S. deferred tax assets due to management’s assessment that it is more-likely-than-not that the Company’s will be able to realize these tax assets.

The Company has recorded valuation allowances on the net deferred tax assets of its U.S. operations and does not anticipate recording an income tax benefit related to these deferred tax assets. The Company will reassess the realization of deferred tax assets based on accounting standards for income taxes each reporting period and will be able to reduce the valuation allowance to the extent that the financial results of these operations improve and it becomes more likely than not that the deferred tax assets are realizable.

The Company has unrecognized tax benefits of approximately $63,000 at September 30, 2012, relating to certain research incentives in foreign jurisdictions. The Company’s policy is to classify interest and penalties on uncertain tax positions as a component of tax expense. The following is a rollforward of the Company’s total gross unrecognized tax benefits during 2012.

Unrealized Tax Benefit
(in thousands)

Balance at December 31, 2011	$275
Reductions for tax positions related to prior years	(275)
Additions for tax positions related to the current year	63

Balance at September 30, 2012	$63

The company has reduced its unrecognized tax benefit for prior years due to the effective settlement of claims for research incentives after review by taxing authorities in foreign jurisdictions.

The Company has been advised by the Canada Revenue Agency that Eloqua Corporation, the Company’s Canadian subsidiary, will be examined for taxable years 2007-2010.

(10) Income Taxes

The Company’s income before taxes was taxed as indicated in the following jurisdictions:

	Years Ended December 31,
	2009	2010	2011
	(in thousands)
Pretax income (loss):
Non U.S	$15,603	$1,894	$2,236
U.S.	(19,735)	(8,274)	(8,011)

Total loss before taxes	$(4,132)	$(6,380)	$(5,775)

The components of the provision for income taxes attributable to continuing operations are as follows:

	Years Ended December 31,
	2009	2010	2011
	(in thousands)
Current income tax expense (benefit):
U.S. Federal	$0	$0	$0
U.S. State	65	5	10
Non U.S.	16	21	104

Total current tax provision (benefit)	81	26	114

Deferred income tax expense (benefit):
U.S. Federal	$0	$0	$0
U.S. State	0	0	0
Non U.S.	0	(4,895)	264

Total deferred tax benefit	0	(4,895)	264

Total income tax provision (benefit)	$81	$(4,869)	$378

The total provision differs from the amount that would be recorded applying the 34% U.S. federal statutory rate to income (loss) before income taxes as follows:

	Years Ended December 31,
	2009	2010	2011
	(in thousands)
U.S. Federal tax expense at statutory rates	$(1,405)	$(2,169)	$(1,963)
Effect of foreign tax rates	(2,165)	(191)	(149)
Nondeductible expense	48	84	104
Change in valuation allowance	6,046	(1,868)	2,028
Other	(355)	(237)	40
State taxes (net of Federal benefit)	(1,244)	(352)	(344)
Equity based compensation	244	333	406
Research incentives	0	(469)	(302)
Tax effect of change in subsidiary capital structure	0	0	558
Capital gain exclusion	(1,088)	0	0

	$81	$(4,869)	$378

The Company has not provided for U.S. deferred income taxes on the cumulative unremitted earnings of its non-U.S. affiliates as the Company plans to permanently reinvest cumulative unremitted foreign earnings outside the U.S. and in those jurisdictions in which the earnings were made. These cumulative unremitted earnings in 2010 and 2011 relate primarily to ongoing operations in foreign jurisdictions and are required to fund foreign operations, capital expenditures, and expansion requirements. Both the unremitted earnings and unrecognized deferred income tax liabilities are immaterial in 2010 and 2011.

Significant components of the Company’s deferred tax assets and liabilities are as follows:

	As of December 31,
	2010	2011
	(in thousands)
Current deferred tax assets:
Tax loss carryforwards	$534	$535
Tax credits	0	86
Accrued expenses	1,110	652
Other	512	479

Total current deferred tax assets	2,156	1,752

Long term deferred tax assets:
Tax loss carryforwards	13,277	14,695
Deferred research expenditures	397	1,441
Tax credits	1,093	1,396
Property and equipment	2,028	939
Other	0	310

Total long term deferred tax assets	16,795	18,781

Total deferred tax assets	$18,951	$20,533
Total long term deferred tax liabilities	(132)	(52)
Valuation allowance	(13,924)	(15,952)

Net deferred tax asset	$4,895	$4,529

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

In assessing the Company’s ability to realize the future benefit associated with its deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets may not be realized. The ultimate realization is dependent on the generation of taxable income within the periods that those temporary differences become deductible. Due to this uncertainty, management provided for a full valuation allowance against all of its deferred tax assets as of December 31, 2009. During 2010, the valuation allowance for its non-U.S. deferred tax assets was removed due to a change in management’s assessment of the Company’s ability to realize these tax assets due to changes in the nature of its foreign operations, resulting in the reduction of the valuation allowance on its non U.S. deferred tax assets of approximately $4,590,000 offset by an increase of the valuation allowances of approximately $2,722,000 on its U.S. federal and state deferred tax assets. Prior to 2009, the Company’s foreign operations had significant subscription sales that generated losses. Beginning in 2009, the primary function of the Company’s foreign operations changed to providing intercompany services to Eloqua, Inc. The contracts for these services provide that the foreign operations will be reimbursed for all costs related to the services plus a markup on those costs. This reimbursement method assures a profit on services. Although the foreign operations still incur losses on subscription sales, these losses are not expected to exceed the profits on services. Based on two years of pre-tax income from years ended December 31, 2009 and 2010 ($1.1 million (net of one-time gain of $14.5 million) and $1.9 million, respectively) and the expected profits of foreign operations from intercompany services, the Company concluded that future income from services provided by foreign operations will be sufficient to realize the deferred tax asset in 2010. The foreign pre-tax income for the year ended December 31, 2011 was $2.2 million.

As of December 31, 2011, the Company continues to provide a full valuation allowance against all of its U.S. federal and state deferred tax assets. During 2011, the valuation allowance increased by approximately $2,028,000 as a result of an increase in the Company’s U.S. federal and state deferred tax assets.

As of December 31, 2011, the Company has the following U.S. net operating tax losses available to reduce future years’ income for U.S. income tax purposes expiring in the following years:

(in thousands)
2027	$58
2028	6,487
2029	9,378
2030	9,812
2031	11,079

$36,814

As of December 31, 2011, the Company has the following Canadian net operating tax losses available to reduce future years’ income for Canadian income tax purposes expiring in the following years:

(in thousands)
2027	$6,308
2028	2,099

$8,407

Under Section 382 of the Internal Revenue Code, the Company’s ability to use its existing accumulated U.S. net operating losses in the United States may be reduced if there is a significant change in ownership of shares of the Company.

As of December 31, 2011, the Company has accumulated unclaimed Scientific Research and Experimental Development expenditures available to reduce future Canadian and Ontario taxable income of approximately $5,765,000. These amounts do not expire. In addition, it has accumulated Canadian investment tax credits of approximately $1,147,000 that are available to reduce future years’ income taxes payable and expire beginning in 2026.

The Company applies the guidance in FASB ASC Subtopic 740-10 on accounting for uncertainty in income taxes, which provides a minimum recognition threshold that a tax position is required to meet before being recognized in the financial statements. The guidance also provides standards for derecognition, measurement, and classification of the effects of a tax position, recognition of interest and penalties, and disclosure.

The Company has unrecognized tax benefits of approximately $275,000 at December 31, 2011 relating to certain Canadian investment tax credits. The Company’s policy is to classify interest and penalties on uncertain tax positions as a component of tax expense. There were no unrecognized tax benefits during 2009 and 2010. The following is a rollforward of the Company’s total gross unrecognized tax benefits:

Unrealized Tax Benefit
(in thousands)
Balance at December 31, 2009	$0
Additions for tax positions related to the current year	230

Balance at December 31, 2010	$230
Decreases for tax positions related to prior years	(30)
Additions for tax positions related to the current year	75

Balance at December 31, 2011	$275

The Company is subject to U.S. federal income tax as well as to income tax in multiple U.S. state jurisdictions for all post-2008 tax years, none of which have been examined by taxing authorities. The tax losses arising in 2007 may be reduced in determining the proper amount of net operating loss available to be carried forward. The Company’s Canadian tax filings are subject to examination for all post-2005 tax years. No prior years have been reviewed by Canadian taxing authorities. The Company is also subject to tax in the United Kingdom and Singapore for post-2007 tax years and all filings are subject to examination in those jurisdictions.